EXHIBIT 23.2








                       Consent of Independent Accountants



We consent to the reference to our firm under the caption "Experts" in the registration statement on Form S-4, initial filing, of U.S. Energy Corp.


                                                /s/ Coopers & Lybrand L.L.P.

Salt Lake City, Utah
  February 19, 1999




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